PRIMARY BUSINESS NAME:  DEAN WITTER REYNOLDS INC.BD NUMBER:  7556

              BD Schedule A - Direct Owners and Executive Officers

Are there any indirect owners of the APPLICANT to be reported on Schedule B?
|_| YES   |X| NO

OWNERSHIP CODES:     NA - LESS THAN 5%             B - 10% BUT LESS THAN 25%     D - 50% BUT LESS THAN 75%
                     A    - 5% BUT LESS THAN 10%   C - 25% BUT LESS THAN 50%     E - 75% OR MORE

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                                                          DATE         OWN.    CONTROL          CRD # (OR SSN, IRS
FULL LEGAL NAME         DE/FE/I    TITLE OR STATUS        ACQUIRED     CODE    PERSON     PR    TAX #, EMP. ID)
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ALONSO, BRUCE           I          DIRECTOR, EXECUTIVE    05/1999      NA      Y          N     712622
FREDERICK                          VICE PRESIDENT
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DEMARTINI, RICHARD      I          DIRECTOR               01/1989      NA      Y          N     809586
MICHAEL
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DROP, RAYMOND JOSEPH    I          DIRECTOR, EXECUTIVE    05/1999      NA      Y          N     1510331
JR                                 VICE PRESIDENT
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HIGGINS, JAMES FRANCIS  I          PRESIDENT, CHIEF       09/1985      NA      Y          N     245358
                                   OPERATING OFFICER,
                                   DIRECTOR
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KERN, LORENA JANETTE    I          DEP, COMPLIANCE        08/1999      NA      N          N     1815897
                                   DIRECTOR, DIRECTOR
                                   SENIOR VP
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MACK, JOHN JOSEPH       I          DIRECTOR               05/1999      NA      Y          N     316052
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MERIN, MITCHELL MOSES   I          EXECUTIVE VICE         09/1995      NA      Y          N     1605328
                                   PRESIDENT, DIRECTOR
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MILIOTE, ANTHONY        I          SENIOR VICE            12/1987      NA      N          N     334303
                                   PRESIDENT, SROP
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                                                          DATE         OWN.    CONTROL          CRD # (OR SSN, IRS
FULL LEGAL NAME         DE/FE/I    TITLE OR STATUS        ACQUIRED     CODE    PERSON     PR    TAX #, EMP. ID)
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MILLER, STEPHEN ROY     I          EXECUTIVE VICE         05/1999      NA      Y          N     335648
                                   PRESIDENT, DIRECTOR
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MORGAN STANLEY DEAN     DE         PARENT                 03/1998      E       Y          Y     22-2771226
WITTER & CO
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PURCELL, PHILIP JAMES   I          CHAIRMAN, Chief        01/1984      NA      Y          N     1367876
                                   EXECUTIVE OFFICER,
                                   DIRECTOR
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SCHAEFER, JOHN HENRY    I          DIRECTOR               05/1999      NA      Y          N     860814
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SCHRODER, ALAN ARTHUR   I          DIRECTOR, EXECUTIVE    05/1999      NA      Y          N     801763
                                   VICE PRESIDENT
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SCOTT, ROBERT GARLAND   I          DIRECTOR               05/1999      NA      Y          N     417200
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STONE, MICHAEL          I          EXECUTIVE VICE         07/1999      NA      Y          N     3258790
HEMILTON                           PRESIDENT, SECRETARY
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VADALA, CHARLES         I          SENIOR VICE            05/1999      NA      N          N     1313842
FRANCIS JR                         PRESIDENT, CHIEF
                                   FINANCIAL OFFICER
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WARMIN, DAVID MICHAEL   I          CROP, FIRST VICE       08/1993      NA      N          N     876892
                                   PRESIDENT
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